Execution Version

AMENDMENT NO. 19 TO CREDIT AGREEMENT
This AMENDMENT NO. 19 TO CREDIT AGREEMENT (this “Agreement”), dated as of January 27, 2025 (the “Signing Date”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders, Tranche B Lenders, Tranche C Lenders, Tranche C+ Lenders and Tranche D Lenders party hereto, constituting the Required Lenders (as defined in the Credit Agreement (as defined below)) (collectively, the “Signatory Lenders”). As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.
W I T N E S S E T H
WHEREAS, the Borrower, Holdings, the Administrative Agent, Orion Energy Partners TP Agent, LLC, in its capacity as the collateral agent, and each Tranche A Lender, Tranche B Lender, Tranche C Lender, Tranche C+ Lender and Tranche D Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement,” and the Credit Agreement as expressly amended by this Agreement, the “Amended Credit Agreement”);
WHEREAS, the Borrower and the Lenders entered into the Credit Agreement based on certain estimated costs to install, develop and construct the Project;
WHEREAS, pursuant to Amendment No. 18 to Credit Agreement, dated as of December 16, 2024, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders party thereto, the parties upsized the Tranche D Commitments to an aggregate principal amount of up to
$314,550,000 (the “Tranche D Facility”);
WHEREAS, the Credit Agreement needs to be revised to more accurately reflect the updated scope and cost estimates of the Project;
WHEREAS, in order to fund the installation, development, construction and operation of the Project, the parties hereto have determined that the Tranche D Facility may need to be upsized to an aggregate principal amount of up to $334,550,000; and
WHEREAS, pursuant to this Agreement, the Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to amend the Credit Agreement effective as of the Nineteenth Amendment Effective Date as set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Tranche D Commitments. Subject to the satisfaction of all the conditions precedent set forth in Section 4 hereof, as of the Nineteenth Amendment Effective Date,
(a)each Tranche D Lender providing additional Tranche D Commitments (any such upsizing Lender, a “Tranche D Upsizing Lender”) hereby severally commits to make one or more Tranche D Loans to the Borrower pursuant to the provisions of, and subject to the conditions contained in, the Amended Credit Agreement in an amount up to the commitment amount set forth next to such Tranche D Lender’s name on Exhibit A attached hereto under the caption “Total Tranche D Commitments”;

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(b)each Signatory Lender, the Administrative Agent and each of the Loan Parties hereby:
(i)consents to the upsizing and incurrence by Borrower of the Tranche D Commitments (including any Tranche D Loans incurred in respect thereof) as set forth on Exhibit A attached hereto;
(ii)agrees that a portion of the Tranche A Loans, Tranche B Loans or Tranche C Loans, as applicable, funded prior to the date hereof are being recharacterized as Tranche C+ Loans as set forth below:
(1)as of the date hereof, as consideration for the provision of the Tranche D Commitments that are being provided on the date hereof (which Tranche D Commitments are reflected in Exhibit A hereto), $40,000,000 of the Tranche A Loans, Tranche B Loans or Tranche C Loans, as applicable, of certain specified Tranche D Lenders Affiliated with Orion Infrastructure Capital are being recharacterized as Tranche C+ Loans as of the date hereof (which allocations are specified on Exhibit A hereto);
(such aggregate conversion amount, the “Tranche C+ Conversion Amount”). In connection with the foregoing, the parties agree that (x) the foregoing conversion applies only to the funded portion of the Tranche A Loans, Tranche B Loans or Tranche C Loans, as applicable, first (i.e., the portion constituting “Called Principal,” if applicable) and not to any such Loans resulting from previous payment in kind, and
(y) the resulting Tranche C+ Loans shall, for purposes of calculating the “Called Principal,” be considered funded Loans (and not payment in kind). The Administrative Agent shall keep reasonably detailed records as to the Tranche C+ Conversion Amounts of all Lenders and shall, upon the request of any Lender or Loan Party, promptly provide a calculation of the same to such Lender or Loan Party.
(iii)agrees that the upsized Tranche D Commitments, and any Tranche D Loans incurred in respect thereof, shall be Commitments and Loans for all purposes under the Credit Agreement;
(iv)agrees that Annex I to Credit Agreement (Commitments and Existing Loans) is hereby deleted in its entirety and replaced with Exhibit A attached hereto; and
(c)each Tranche D Lender with commitments in respect of the Tranche D Facility hereby agrees to make Tranche D Loans in each case in the amount set forth next to such Lender’s name on Exhibit A attached hereto under the caption “Tranche D Loans to be Funded on or within 2 BDs of the Nineteenth Amendment Effective Date” notwithstanding the notice period required by Section 2.01(d) of the Credit Agreement and to be funded on or within 2 BDs of the Nineteenth Amendment Effective Date, in each case provided the other applicable conditions precedent are met.
2.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, as of the Nineteenth Amendment Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders hereby agree that the Credit Agreement is amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition:
“AP Addendum” has the meaning assigned to such term in the Nineteenth Amendment.

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“13-Week Projections” has the meaning assigned to such term in Section 5.30(h)(ii).
“2025 Budget” has the meaning assigned to such term in Section 5.30(h)(i).
“Nineteenth Amendment” means that certain Amendment No. 19 to Credit Agreement, dated as of January 27, 2025, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders party thereto.
“Nineteenth Amendment Effective Date” has the meaning assigned to such term in the Nineteenth Amendment.
(b)The final sentence of Section 2.01(bbb) of the Credit Agreement is hereby amended and restated as follows: “Notwithstanding anything herein to the contrary, any unfunded Tranche D Commitments will automatically terminate as of 2:00 p.m. ET on February 7, 2025 (or such later date as the Administrative Agent agrees in its sole discretion).”
(c)Section 4.03 of the Credit Agreement is hereby amended by replacing clauses (j) and (k) in their entirety as follows:
(j)Budget Compliance. (i) The disbursements made by the Borrower, Sponsor and SusOils in respect of the Tranche D Loans to be funded on or about the Nineteenth Amendment Effective Date shall be in compliance in all respects with the AP Addendum (and shall not be used for any other purpose except as approved by the Administrative Agent, in its sole discretion) and (ii) from and after the delivery thereof pursuant to Section 5.30(h)(ii), the disbursements made by the Borrower, Sponsor and SusOils in respect of the Tranche D Loans to be funded on or about the Nineteenth Amendment Effective Date shall be in compliance in all respects with the 13-Week Projections (and shall not be used for any other purpose except as approved by the Administrative Agent, in its sole discretion), as such 13- Week Projections may be adjusted upon the written request by the Borrower and approval of the Administrative Agent (which shall not be unreasonably withheld); provided that, for the avoidance of doubt, the Lenders shall not be required to fund Tranche D Commitment extended in connection with the Nineteenth Amendment in excess of $7,000,000 until such 13-Week Projections have been delivered and approved by the Administrative Agent.
(k)Tranche D Commitments following the Nineteenth Amendment. Notwithstanding anything to the contrary in this Section 4.03 or Section 4.04, the only conditions precedent to a Funding Date with respect to the Tranche D Commitments made available to the Loan Parties pursuant to the Nineteenth Amendment shall be those set forth (i) in the Nineteenth Amendment and (ii) in clauses (a), (b)(i), (d) (other than with respect to representations and warranties set forth set forth in Section 3.05, 3.06, 3.09, 3.14 and 3.25 of the Credit Agreement; provided, that such carve-out shall not be deemed to constitute a waiver or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties under the Financing Documents), (e), (f), (h) and (j) of this Section 4.03.

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(d)Section 4.04 of the Credit Agreement is hereby amended by replacing clause (g) in its entirety as follows:

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(g) Budget Compliance. (i) The disbursements made by the Borrower, Sponsor and SusOils in respect of the Tranche D Loans to be funded within two (2) Business Days of the Nineteenth Amendment Effective Date, shall be in compliance in all respects with the AP Addendum and (ii) from and after the delivery thereof pursuant to Section 5.30(h)(ii), the disbursements made by the Borrower, Sponsor and SusOils in respect of the Tranche D Loans to be funded after two (2) Business Days of the Nineteenth Amendment Effective Date shall be in compliance in all respects with the 13-Week Projections) (and shall not be used for any other purpose except as approved by the Administrative Agent, in its sole discretion), as such 13-Week Projections may be adjusted pursuant to Section 4.03(j) .
(e)Section 5.30 of the Credit Agreement is hereby amended by inserting new clauses
(g) and (h) as follows:
(g) Deviations from the 2025 Budget and 13-Week Projections. Promptly upon an Authorized Representative of any Loan Party or the special committee of the Sponsor obtaining knowledge thereof, the Borrower shall notify the Administrative Agent of any material (i) deviations in actual business results or
(ii) changes in forecast, in each case, of the Sponsor, Susoils or the Loan Parties compared to the 2025 Budget (after delivery and approval thereof by the Administrative Agent) or the 13-Week Projections (after delivery and approval thereof by the Administrative Agent).
(h) 2025 Budget and 13-Week Projections. (i) On or before January 30, 2025, the Borrower shall have delivered to the Administrative Agent a budget of the Sponsor, the Borrower and SusOils through December 31, 2025, in form and substance satisfactory to the Administrative Agent in its reasonable discretion (the “2025 Budget”) and (ii) on or before February 3, 2025, the Borrower shall have delivered to the Administrative Agent a 13-week cash flow projection of the Sponsor, the Borrower and SusOils, in form and substance satisfactory to the Administrative Agent in its reasonable discretion (the “13-Week Projections”).
3.Representations and Warranties. As of the Nineteenth Amendment Effective Date, each Loan Party hereby represents and warrants to the other parties hereto that:
(a)Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement. This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(b)The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to

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which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.
(c)After giving effect to the amendments set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement (other than those set forth in Section 3.05, 3.06, 3.09, 3.14 and 3.25 of the Credit Agreement) and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Nineteenth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); provided, that any such carve-out listed in this clause (c) shall not be deemed to constitute a waiver or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties under the Financing Documents.
4.Effectiveness; Conditions Precedent. This Agreement, including the increased Tranche D Commitments, shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Nineteenth Amendment Effective Date”):
(a)This Agreement shall have been executed on the Signing Date by the Administrative Agent, the Loan Parties and the Signatory Lenders (such execution not to be unreasonably delayed or waived) and the Administrative Agent shall have received counterparts to each which, when taken together, bear the signatures of each of the other parties hereto.
(b)Borrower has arranged for payment on the Nineteenth Amendment Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents and the funds flow memorandum delivered pursuant to clause (d) below.
(c)The Administrative Agent and the Lenders shall have received an executed copy of a Borrowing Request for Tranche D Loans for funding on or about the Nineteenth Amendment Effective Date.
(d)Borrower shall have delivered to the Administrative Agent a funds flow memorandum detailing the proposed flow, and use, of the Loan proceeds, in form and substance reasonably satisfactory to the Administrative Agent.
(e)Borrower shall have delivered to the Administrative Agent an accounts payable addendum for the Sponsor, the Borrower and SusOils, in form and substance reasonably satisfactory to the Administrative Agent (the “AP Addendum”).
5.Reaffirmation of Guarantees and Security Interests.
The Borrower, Holdings and Project Company (each, a “Reaffirming Party”) hereby acknowledges that it (a) has reviewed the terms and provisions of this Agreement, (b) consents to the amendments to the Credit Agreement effected pursuant to this Agreement and consents to the terms, conditions and other provisions of this Agreement, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure,

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as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Amended Credit Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Financing Documents to which it is a party.
Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Agreement shall constitute a new grant of security interest. Each Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Reaffirming Party as a consequence of this Agreement in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.
Each Reaffirming Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.
6.Miscellaneous.
(a)Effect of Amendments. From and after the Nineteenth Amendment Effective Date, the Credit Agreement shall be construed after giving effect to the amendments set forth in this Agreement and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.
(b)No Other Modification. Except as expressly modified by this Agreement, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.
(c)Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.
(d)Incorporation by Reference.    Sections 10.07 (Severability), 10.11 (Headings),
10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
(e)Financing Document.    This Agreement shall be deemed to be a Financing
Document.
(f)Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous

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agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

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(g)Electronic Signatures. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(h)Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(i)Release. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN PARTIES AND THEIR RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY OF THE LOAN PARTIES, FOR THEIR RESPECTIVE PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY

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OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower
By: /s/ Noal Verleun _
Name: Noah Verleun
Title: President
BKRF OCP, LLC,
as Holdings
By: /s/ Noal Verleun _
Name: Noah Verleun
Title: President
BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company
By: /s/ Noal Verleun _
Name: Noah Verleun
Title: President

[Signature Page to Amendment No. 19 to Credit Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By: /s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title:    Managing Partner

[Signature Page to Amendment No. 19 to Credit Agreement]

ORION FUND II NAV HOLDCO, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:/s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

ORION FUND II PV 2 NAV HOLDCO, L.P.,
as a Lender
By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:/s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Amendment No. 19 to Credit Agreement]

ORION FUND II GPFA NAV HOLDCO, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:/s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender
By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By: /s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST B, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By: /s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Amendment No. 19 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner
By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:/s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.,
as a Lender
By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:/s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Amendment No. 19 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner
By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:/s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.,
as a Lender
By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By: /s/ Gerrit Nicholas      Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Amendment No. 19 to Credit Agreement]

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR L.P., as Lender VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR I LLC,
as a Lender
By: Voya Alternative Asset Management LLC, as Agent

By: /s/ Edward Levin     Name: Edward Levin
Title: Senior Vice President

[Signature Page to Amendment No. 19 to Credit Agreement]

LIF AIV 1, L.P.,
as a Lender

By: GCM Investments GP, LLC, its General Partner

By: /s/ Todd Henigan
Name: Todd Henigan
Title: Authorized Signatory

[Signature Page to Amendment No. 19 to Credit Agreement]

VITOL AMERICAS CORP.,
as a Lender

By: /s/ Richard J. Evans      Name: Richard J. Evans
Title: Senior Vice President and CFO

[Signature Page to Amendment No. 19 to Credit Agreement]

EXHIBIT A TO AMENDMENT NO. 19

[On file with the Administrative Agent.]

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